Stone Harbor Emerging Markets Debt Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 65.21%
Angola - 2.14%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	21,100,000	$23,210,000	(1)
	USD	6M US L + 4.50%	12/07/23	1,692,000	1,617,459	(1)
					24,827,459

Argentina - 3.41%
Republic of Argentina:
	USD	4.50%	02/13/20	3,686,000	1,612,625
	USD	6.88%	04/22/21	13,575,000	5,735,437
	USD	5.63%	01/26/22	3,490,000	1,396,000
	USD	4.63%	01/11/23	10,019,000	3,882,362
	USD	7.50%	04/22/26	2,303,000	883,201
	USD	5.88%	01/11/28	11,693,000	4,338,103
	EUR	7.82%	12/31/33	49,396,548	21,690,142
					39,537,870

Bahrain - 1.06%
Kingdom of Bahrain:
	USD	6.13%	08/01/23	495,000	538,390	(2)
	USD	7.00%	01/26/26	1,000,000	1,137,500
	USD	6.75%	09/20/29	1,298,000	1,469,985	(3)
	USD	6.75%	09/20/29	2,405,000	2,723,663	(2)
	USD	6.00%	09/19/44	316,000	320,691	(2)
	USD	7.50%	09/20/47	4,776,000	5,547,622	(3)
	USD	7.50%	09/20/47	500,000	580,781	(2)
					12,318,632

Belarus - 0.46%
Republic of Belarus:
	USD	6.88%	02/28/23	755,000	811,861	(3)
	USD	7.63%	06/29/27	2,805,000	3,197,700	(2)
	USD	6.20%	02/28/30	1,203,000	1,283,827	(2)
					5,293,388

Benin - 0.68%
Republic of Benin	EUR	5.75%	03/26/26	6,948,000	7,846,167	(3)

Bolivia - 0.27%
Republic of Bolivia	USD	4.50%	03/20/28	3,198,000	3,087,069	(2)

Brazil - 2.95%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	7,506,000	8,803,131
	USD	4.63%	01/13/28	114,000	122,853
	USD	4.50%	05/30/29	6,214,000	6,584,898
	USD	8.25%	01/20/34	1,531,000	2,138,137
	USD	5.63%	01/07/41	1,220,000	1,399,378
	USD	5.63%	02/21/47	4,444,000	5,111,989
State of Minas Gerais:
	USD	5.33%	02/15/28	1,665,900	1,779,910	(3)
	USD	5.33%	02/15/28	7,737,300	8,266,821	(2)
					34,207,117

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon - 0.17%
Republic of Cameroon:
	USD	9.50%	11/19/25	403,000	$439,270	(3)
	USD	9.50%	11/19/25	1,354,000	1,475,860	(2)
					1,915,130

Colombia - 3.50%
Republic of Colombia:
	USD	8.13%	05/21/24	3,515,000	4,410,776
	USD	4.50%	01/28/26	6,353,000	7,036,940
	USD	3.88%	04/25/27	2,231,000	2,419,589
	USD	4.50%	03/15/29	12,065,000	13,731,478
	USD	5.63%	02/26/44	2,617,000	3,381,655
	USD	5.00%	06/15/45	7,920,000	9,591,120
					40,571,558

Dominican Republic - 1.83%
Dominican Republic:
	USD	7.50%	05/06/21	7,162,667	7,541,572	(2)
	USD	6.60%	01/28/24	1,632,000	1,824,270	(2)
	USD	5.88%	04/18/24	447,000	479,631	(3)
	USD	6.88%	01/29/26	5,395,000	6,191,605	(2)
	USD	7.45%	04/30/44	1,587,000	1,927,213	(3)
	USD	6.50%	02/15/48	2,878,000	3,194,580	(2)
					21,158,871

Ecuador - 2.73%
Republic of Ecuador:
	USD	7.95%	06/20/24	1,873,000	1,902,851	(2)
	USD	7.95%	06/20/24	1,497,000	1,520,858	(3)
	USD	9.63%	06/02/27	752,000	774,560	(3)
	USD	8.88%	10/23/27	10,183,000	10,106,627	(2)
	USD	7.88%	01/23/28	7,386,000	6,975,154	(2)
	USD	7.88%	01/23/28	5,314,000	5,018,409	(3)
	USD	10.75%	01/31/29	4,948,000	5,367,034	(3)
					31,665,493

Egypt - 3.53%
Republic of Egypt:
	USD	6.13%	01/31/22	2,669,000	2,783,267	(3)
	USD	5.88%	06/11/25	2,066,000	2,136,696	(3)
	EUR	4.75%	04/16/26	1,370,000	1,554,393	(3)
	USD	6.59%	02/21/28	11,550,000	11,889,281	(3)
	USD	7.60%	03/01/29	2,242,000	2,429,417	(3)
	EUR	5.63%	04/16/30	550,000	611,842	(2)
	EUR	5.63%	04/16/30	15,013,000	16,701,072	(3)
	EUR	6.38%	04/11/31	1,846,000	2,139,474	(3)
	USD	8.50%	01/31/47	595,000	646,226	(2)
					40,891,668

El Salvador - 1.55%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	191,603	(3)
	USD	5.88%	01/30/25	3,333,000	3,411,638	(2)
	USD	8.63%	02/28/29	3,777,000	4,395,484	(2)
	USD	8.25%	04/10/32	867,000	984,858	(3)
	USD	8.25%	04/10/32	3,825,000	4,344,961	(2)
	USD	7.63%	02/01/41	4,341,000	4,659,114	(2)
					17,987,658

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Georgia - 0.03%
Republic of Georgia	USD	6.88%	04/12/21	373,000	$396,487	(3)

Ghana - 1.69%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,343,125	(2)
	USD	7.88%	03/26/27	3,081,000	3,165,727	(3)
	USD	10.75%	10/14/30	7,526,000	9,398,093	(3)
	USD	10.75%	10/14/30	4,547,000	5,678,066	(2)
					19,585,011

Hungary - 0.88%
Hungary:
	USD	5.38%	02/21/23	5,420,000	6,000,109
	USD	5.38%	03/25/24	3,683,000	4,182,507
					10,182,616

Indonesia - 2.86%
Republic of Indonesia:
	USD	3.75%	04/25/22	1,258,000	1,303,995
	USD	4.75%	01/08/26	2,219,000	2,481,466	(2)
	USD	4.35%	01/08/27	11,271,000	12,450,933	(3)
	USD	4.75%	02/11/29	2,217,000	2,562,021
	USD	8.50%	10/12/35	5,347,000	8,577,399	(2)
	USD	6.63%	02/17/37	692,000	966,962	(2)
	USD	5.25%	01/17/42	1,380,000	1,713,787	(2)
	USD	6.75%	01/15/44	948,000	1,394,745	(2)
	USD	5.13%	01/15/45	670,000	825,566	(2)
	USD	5.25%	01/08/47	664,000	838,922	(3)
					33,115,796

Ivory Coast - 0.81%
Ivory Coast Government:
	EUR	5.25%	03/22/30	3,741,000	4,192,477	(2)
	USD	6.13%	06/15/33	2,930,000	2,776,175	(2)
	USD	6.13%	06/15/33	2,561,000	2,426,548	(3)
					9,395,200

Jordan - 0.19%
Kingdom of Jordan:
	USD	7.38%	10/10/47	825,000	861,867	(3)
	USD	7.38%	10/10/47	1,262,000	1,318,396	(2)
					2,180,263

Kenya - 1.09%
Republic of Kenya:
	USD	6.88%	06/24/24	3,680,000	3,949,100	(3)
	USD	7.25%	02/28/28	1,159,000	1,214,777	(3)
	USD	8.00%	05/22/32	4,251,000	4,506,060	(3)
	USD	8.25%	02/28/48	2,861,000	2,961,135	(3)
					12,631,072

Lebanon - 0.47%
Lebanese Republic:
	USD	6.15%	06/19/20	1,284,000	1,176,064
	USD	8.25%	04/12/21	254,000	215,900	(2)
	USD	6.10%	10/04/22	1,591,000	1,204,934
	USD	6.40%	05/26/23	2,406,000	1,777,432
	USD	6.60%	11/27/26	1,563,000	1,057,223
					5,431,553

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Malaysia - 1.26%
1mdb Global Investments	USD	4.40%	03/09/23	15,200,000	$14,603,875	(2)

Mexico - 1.83%
United Mexican States:
	USD	3.75%	01/11/28	6,832,000	7,146,272
	USD	4.50%	04/22/29	495,000	547,717
	USD	4.75%	03/08/44	2,446,000	2,713,149
	USD	4.35%	01/15/47	10,182,000	10,722,919
					21,130,057

New Guinea - 0.52%
Papua New Guinea Government:
	USD	8.38%	10/04/28	4,862,000	5,126,371	(3)
	USD	8.38%	10/04/28	883,000	931,013	(2)
					6,057,384

Nigeria - 1.97%
Republic of Nigeria:
	USD	6.50%	11/28/27	16,806,000	16,790,245	(3)
	USD	8.75%	01/21/31	540,000	595,434
	USD	7.70%	02/23/38	5,443,000	5,452,355	(2)
					22,838,034

Oman - 2.23%
Oman Government:
	USD	4.88%	02/01/25	5,024,000	5,030,280	(3)
	USD	5.38%	03/08/27	6,115,000	6,016,587	(3)
	USD	5.38%	03/08/27	929,000	914,049	(2)
	USD	5.63%	01/17/28	3,981,000	3,926,261	(3)
	USD	6.00%	08/01/29	3,702,000	3,692,745	(3)
	USD	6.50%	03/08/47	3,831,000	3,567,619	(3)
	USD	6.75%	01/17/48	2,776,000	2,620,717	(2)
					25,768,258

Pakistan - 0.70%
Republic of Pakistan:
	USD	6.88%	12/05/27	3,714,000	3,732,570	(2)
	USD	6.88%	12/05/27	3,867,000	3,886,335	(3)
	USD	7.88%	03/31/36	473,000	478,247	(2)
					8,097,152

Panama - 2.04%
Republic of Panama:
	USD	4.00%	09/22/24	6,581,000	7,121,876
	USD	9.38%	04/01/29	4,988,000	7,751,664
	USD	3.16%	01/23/30	8,206,000	8,721,439
					23,594,979

Paraguay - 0.71%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,984,052	(2)
	USD	6.10%	08/11/44	4,939,000	6,203,075	(3)
					8,187,127

Peru - 0.26%
Republic of Peru	USD	5.63%	11/18/50	1,956,000	2,995,736

Qatar - 2.30%
State of Qatar:
	USD	4.50%	04/23/28	2,000,000	2,350,000	(3)
	USD	4.00%	03/14/29	5,781,000	6,616,535	(3)
	USD	4.00%	03/14/29	1,146,000	1,311,633	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Qatar (continued)
State of Qatar: (continued)
	USD	5.75%	01/20/42	1,998,000	$2,893,041	(3)
	USD	5.10%	04/23/48	3,530,000	4,717,514	(3)
	USD	5.10%	04/23/48	2,911,000	3,890,279	(2)
	USD	4.82%	03/14/49	3,792,000	4,891,680	(2)
					26,670,682

Romania - 1.50%
Republic of Romania:
	EUR	3.88%	10/29/35	2,035,000	2,681,075	(2)
	EUR	3.38%	02/08/38	5,807,000	7,314,554	(2)
	EUR	4.13%	03/11/39	5,529,000	7,366,959
					17,362,588

Russia - 4.23%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,155	(3)
	USD	4.75%	05/27/26	9,600,000	10,531,500	(2)
	USD	4.25%	06/23/27	7,200,000	7,686,000	(2)
	USD	5.10%	03/28/35	4,200,000	4,754,400	(2)
	USD	5.10%	03/28/35	12,000,000	13,584,000	(3)
	USD	5.63%	04/04/42	3,800,000	4,710,100	(2)
	USD	5.25%	06/23/47	6,400,000	7,642,000	(2)
					48,975,155

Saudi Arabia - 0.52%
Kingdom of Saudi Arabia:
	USD	4.50%	10/26/46	1,296,000	1,509,192	(2)
	USD	5.00%	04/17/49	1,498,000	1,876,245	(3)
	USD	5.00%	04/17/49	2,123,000	2,659,058	(2)
					6,044,495

Senegal - 0.46%
Republic of Senegal:
	USD	6.25%	05/23/33	4,100,000	4,069,250	(3)
	USD	6.75%	03/13/48	1,327,000	1,271,847	(3)
					5,341,097

South Africa - 1.26%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,449,300
	USD	4.88%	04/14/26	6,754,000	7,084,313
	USD	4.85%	09/27/27	1,032,000	1,077,795
	USD	5.00%	10/12/46	1,208,000	1,195,920
	USD	6.30%	06/22/48	1,519,000	1,728,812
					14,536,140

Sri Lanka - 2.40%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	345,631	(2)
	USD	6.25%	07/27/21	4,631,000	4,707,701	(2)
	USD	5.88%	07/25/22	6,616,000	6,639,777	(3)
	USD	5.75%	04/18/23	4,790,000	4,763,056	(3)
	USD	6.20%	05/11/27	4,940,000	4,648,231	(2)
	USD	6.75%	04/18/28	2,399,000	2,300,041	(3)
	USD	7.85%	03/14/29	4,342,000	4,428,840	(3)
					27,833,277

Suriname - 0.10%
Republic of Suriname Int	USD	9.25%	10/26/26	1,330,000	1,193,467	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Tunisia - 0.19%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	1,825,000	$1,961,256
	USD	5.75%	01/30/25	200,000	183,500	(2)
					2,144,756

Turkey - 3.10%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,555,688	(3)
Republic of Turkey:
	USD	6.25%	09/26/22	3,960,000	4,010,119
	USD	5.75%	03/22/24	5,448,000	5,327,974
	USD	6.00%	03/25/27	2,757,000	2,634,658
	USD	6.13%	10/24/28	6,241,000	5,917,248
	USD	6.88%	03/17/36	2,028,000	1,949,415
	USD	5.75%	05/11/47	7,842,000	6,448,819
					35,843,921

Ukraine - 2.53%
Ukraine Government:
	USD	7.75%	09/01/23	1,960,000	2,088,380	(2)
	USD	7.75%	09/01/25	627,000	668,699	(3)
	EUR	6.75%	06/20/26	9,977,000	11,990,482	(3)
	USD	7.75%	09/01/26	2,372,000	2,522,029	(3)
	USD	7.75%	09/01/26	3,568,000	3,793,676	(2)
	USD	7.75%	09/01/27	1,402,000	1,488,749	(3)
	USD	7.75%	09/01/27	3,027,000	3,214,295	(2)
	USD	7.38%	09/25/32	1,412,000	1,458,243	(3)
	USD	0.00%	05/31/40	2,349,000	2,068,221	(1)(4)
					29,292,774

Uruguay - 1.98%
Republic of Uruguay:
	USD	4.38%	10/27/27	17,810,576	19,792,003
	USD	4.98%	04/20/55	2,552,000	3,146,935
					22,938,938

Venezuela - 0.36%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	3,825,844	(5)
	USD	9.25%	05/07/28	1,927,000	293,867	(5)
					4,119,711

Zambia - 0.46%
Republic of Zambia:
	USD	5.38%	09/20/22	927,000	615,296	(3)
	USD	5.38%	09/20/22	3,998,000	2,653,673	(2)
	USD	8.50%	04/14/24	3,013,000	2,052,135	(3)
					5,321,104

TOTAL SOVEREIGN DEBT OBLIGATIONS					755,116,785
(Cost $755,959,899)

CORPORATE BONDS - 28.49%
Argentina - 0.18%
Pampa Energia SA	USD	7.50%	01/24/27	1,384,000	844,240	(3)
Rio Energy SA	USD	6.88%	02/01/25	2,874,000	1,278,930	(3)
					2,123,170

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Azerbaijan - 0.68%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	2,700,000	$3,197,475	(3)
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	3,836,000	4,651,150
					7,848,625

Bahrain - 0.67%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	6,732,000	7,724,970	(3)

Brazil - 1.65%
Adecoagro SA	USD	6.00%	09/21/27	5,027,000	4,562,254	(3)
CSN Resources SA	USD	7.63%	04/17/26	1,365,000	1,379,290	(3)
Gol Finance, Inc.	USD	7.00%	01/31/25	2,771,000	2,730,734	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,978,678	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	425,620	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,033,000	3,155,230	(3)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	2,068,000	2,127,455	(3)
Petrobras Global Finance BV	USD	6.90%	03/19/49	2,371,000	2,685,602
					19,044,863

Cayman Islands - 0.45%
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	3,586,000	3,553,726	(1)(3)(6)
	USD	7.50%	Perpetual	1,693,000	1,697,232	(3)(6)
					5,250,958

Chile - 2.93%
Codelco, Inc.:
	USD	4.50%	09/16/25	8,158,000	9,050,281	(3)
	USD	5.63%	10/18/43	1,497,000	2,018,143	(2)
	USD	4.38%	02/05/49	13,235,000	15,404,299	(3)
	USD	4.38%	02/05/49	1,550,000	1,804,055	(2)
Corp Nacional del Cobre de Chile	USD	3.63%	08/01/27	1,308,000	1,404,670	(3)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,776,625	(2)
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,452,451	(3)
					33,910,524

China - 2.94%
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	10,338,000	11,790,166
Sinopec Group Overseas Development 2017, Ltd.:
	USD	3.63%	04/12/27	4,435,000	4,733,223	(2)
	USD	3.25%	09/13/27	2,520,000	2,633,400	(2)
Sinopec Group Overseas Development 2018, Ltd.:
	USD	2.50%	08/08/24	3,632,000	3,661,913	(3)
	USD	4.25%	09/12/28	9,989,000	11,206,410	(2)
					34,025,112

Colombia - 0.71%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,690,000	6,379,912	(3)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,799,350	(3)
					8,179,262

Ecuador - 0.12%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	231,368	231,837	(1)
Petroamazonas EP	USD	4.63%	02/16/20	1,205,000	1,201,799	(3)
					1,433,636

Ghana - 0.27%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	2,468,000	2,437,150	(3)
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	719,241	(3)
					3,156,391

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
India - 0.04%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	520,000	$497,957

Indonesia - 2.45%
Indonesia Asahan Aluminium Persero PT	USD	5.71%	11/15/23	2,367,000	2,633,287	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	2,507,000	2,640,351	(3)
	USD	5.63%	08/10/37	395,000	440,919	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,407,305	(2)
	USD	5.63%	05/20/43	4,428,000	5,323,978	(2)
	USD	6.45%	05/30/44	7,649,000	10,116,998	(2)
Perusahaan Listrik Negara PT	USD	5.45%	05/21/28	2,300,000	2,695,672	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	49	(4)(7)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	1,879,445	1,773,628	(8)
	USD	8.00% PIK	12/11/22	400,968	299,086	(8)
					28,331,273

Jamaica - 0.00%(9)
Digicel Group Two, Ltd.	USD	7.125% Cash + 2.00% PIK%	04/01/24	197,190	18,887	(3)(8)

Kazakhstan - 3.15%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	8,015,000	8,758,391	(3)
	USD	4.75%	04/19/27	5,854,000	6,415,984	(3)
	USD	5.38%	04/24/30	1,737,000	2,017,091	(2)
	USD	5.75%	04/19/47	3,029,000	3,627,985	(3)
	USD	6.38%	10/24/48	6,668,000	8,440,230	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,096,081	(3)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	1,157,370	(3)
					36,513,132

Luxembourg - 0.12%
Usiminas International Sarl	USD	5.88%	07/18/26	1,351,000	1,372,616	(3)

Malaysia - 0.27%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,165,001

Mexico - 3.34%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,355,815	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	5,559,000	5,648,465	(1)(3)
	USD	3.80%	08/11/26	2,056,000	2,089,089	(1)(2)
Cometa Energia SA de CV	USD	6.38%	04/24/35	4,028,700	4,306,932	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,634,266
	USD	6.88%	08/04/26	7,836,000	8,235,636
	USD	6.50%	03/13/27	3,170,000	3,246,080
	USD	9.50%	09/15/27	1,062,000	1,249,305
	USD	6.50%	01/23/29	1,174,000	1,188,308
	USD	6.50%	06/02/41	1,183,000	1,104,981
	USD	6.38%	01/23/45	690,000	638,250
	USD	5.63%	01/23/46	1,211,000	1,044,529
	USD	6.75%	09/21/47	3,084,000	2,940,883
	USD	6.35%	02/12/48	3,251,000	3,000,673
					38,683,212

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Netherlands - 0.98%
MDC-GMTN BV	USD	4.50%	11/07/28	7,571,000	$8,886,461	(2)
MV24 Capital BV	USD	6.75%	06/01/34	2,411,000	2,447,738	(3)
					11,334,199

Panama - 0.24%
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,726,878	(3)

Peru - 1.56%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	118,138	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,817,420	2,225,762	(4)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	4,789,000	5,416,060	(2)
	USD	5.63%	06/19/47	8,470,000	10,355,263	(2)
					18,115,223

Saudi Arabia - 2.67%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,306,000	5,868,934	(3)
Saudi Arabian Oil Co.:
	USD	2.88%	04/16/24	5,817,000	5,974,059	(2)
	USD	3.50%	04/16/29	8,286,000	8,861,877	(3)
	USD	4.25%	04/16/39	6,150,000	6,986,400	(3)
	USD	4.38%	04/16/49	2,860,000	3,266,749	(3)
					30,958,019

South Africa - 0.45%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	3,461,000	3,478,305	(3)
	USD	7.13%	02/11/25	816,000	841,500	(3)
	USD	8.45%	08/10/28	834,000	917,009	(3)
					5,236,814

Ukraine - 0.15%
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	735,875	(2)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	900,000	942,975	(2)
					1,678,850

United Arab Emirates - 1.38%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	4,449,000	4,985,438	(3)
	USD	4.60%	11/02/47	8,817,000	10,971,655	(3)
					15,957,093

Venezuela - 0.87%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	8,014,922	(2)(5)
	USD	6.00%	11/15/26	3,307,000	438,178	(2)(5)
	USD	5.38%	04/12/27	600,000	79,500	(5)
	USD	9.75%	05/17/35	11,517,000	1,526,002	(2)(5)
					10,058,602

Vietnam - 0.22%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	2,540,000	2,566,987	(3)

TOTAL CORPORATE BONDS					329,912,254
(Cost $324,788,350)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CREDIT LINKED NOTES - 0.90%
Iraq - 0.90%
Republic of Iraq - Neon Capital (Counterparty: Bank of America - Merrill Lynch):
	JPY	0.00%	01/01/28	251,292,986	1,943,449	(4)
	JPY	0.00%	01/01/28	550,564,429	4,237,224	(4)(7)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch)	JPY	0.00%	01/01/28	540,480,242	4,190,649	(4)(7)
					10,371,322

TOTAL CREDIT LINKED NOTES					10,371,322
(Cost $11,916,672)

	Contracts	Currency	Exercise Price	Expiration Date	Notional Amount	Value (Expressed in USD)
PURCHASED OPTIONS - 0.07%
Foreign Currency Call Option - 0.07%
Hong Kong Dollar	27,303,746	USD	7.86	9/1/2020	27,303,746	236,611
Hong Kong Dollar	65,528,992	USD	7.86	9/1/2020	65,528,992	576,488

TOTAL PURCHASED OPTIONS						813,099
(Cost $898,304)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.66%
Money Market Fund - 2.66%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	30,773,483	30,776,560

TOTAL SHORT TERM INVESTMENTS					30,776,560
(Cost $30,772,074)

Total Investments - 97.33%					1,126,990,020
(Cost $1,124,335,299)
Other Assets In Excess of Liabilities - 2.67%					30,903,030	(10)

Net Assets - 100.00%					$1,157,893,050

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of August 31, 2019 was 2.14%

6M US L - 6 Month LIBOR as of August 31, 2019 was 2.04%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2019, the aggregate market value of those securities was $311,112,891, which represents approximately 26.87% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $443,248,191, which represents approximately 38.28% of net assets as of August 31, 2019.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Security is in default and therefore is non-income producing.
(6)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(8)	Payment-in-kind securities.
(9)	Amount represents less than 0.005% of net assets.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2019	Fund Delivering	U.S. $ Value at August 31, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	09/26/19	USD	125,399,245	EUR	121,020,132	$4,379,113
J.P. Morgan Chase & Co.	09/26/19	JPY	551,522	USD	544,803	6,719
						$4,385,832

J.P. Morgan Chase & Co.	09/26/19	EUR	31,467,700	USD	32,051,470	$(583,770)
J.P. Morgan Chase & Co.	09/26/19	USD	10,755,443	JPY	10,940,512	(185,069)
						$(768,839)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATION ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(4)	Goldman Sachs & Co.	12.000%	USD	06/20/2023	12.573%	20,920,000	$(6,699,735)	$5,207,819	$(1,491,916)
							$(6,699,735)	$5,207,819	$(1,491,916)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATION ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic of Ecuador CDS SR 1Y(5)	Credit Suisse First Boston	5.000%	USD	12/20/2019	5.273%	1,200,000	$(1,007)	$22,546	$21,540
							$(1,007)	$22,546	$21,540

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms and utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.00% fixed coupon, 02/20/2019 maturity.
(5)	Based on Republic of Ecuador Sovereign Debt Obligation, USD denominated 7.88% fixed coupon, 01/23/2028 maturity.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 90.39%
Aerospace/Defense - 0.95%
TransDigm, Inc.	USD	6.25%	03/15/26	795,000	$859,578	(1)

Automotive - 1.39%
Allison Transmission	USD	4.75%	10/01/27	365,000	375,950	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	350,000	368,375	(1)
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.	USD	6.25%	05/15/26	500,000	520,000	(1)
					1,264,325

Building Products - 2.74%
American Woodmark Corp.	USD	4.88%	03/15/26	625,000	631,250	(1)
Griffon Corp.	USD	5.25%	03/01/22	830,000	840,134
TopBuild Corp.	USD	5.63%	05/01/26	450,000	471,375	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	520,000	547,300
					2,490,059

Chemicals - 4.81%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	400,000	416,000	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	630,000	648,900
Element Solutions, Inc.	USD	5.88%	12/01/25	685,000	719,250	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	485,000	498,337	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	373,000	381,322	(1)
OCI NV	USD	6.63%	04/15/23	810,000	858,600	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	290,000	273,325	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	535,000	577,800	(1)
					4,373,534

Construction Machinery - 0.68%
United Rentals North America, Inc.	USD	6.50%	12/15/26	565,000	616,556

Consumer Products - 3.08%
ACCO Brands Corp.	USD	5.25%	12/15/24	665,000	684,119	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	740,000	751,507	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	590,000	620,975	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	348,000
Spectrum Brands, Inc.	USD	5.75%	07/15/25	375,000	391,875
					2,796,476

Containers/Packaging - 3.00%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
	USD	6.00%	02/15/25	840,000	879,375	(1)
	USD	4.13%	08/15/26	155,000	157,128	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging (continued)
Berry Global, Inc.:
	USD	5.13%	07/15/23	205,000	$210,894
	USD	4.50%	02/15/26	450,000	448,875	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	510,000	536,775
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	300,000	271,500	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	240,000	219,600	(1)
					2,724,147

Diversified Manufacturing - 0.81%
SPX FLOW, Inc.	USD	5.63%	08/15/24	705,000	739,369	(1)

Drillers/Services - 2.57%
Apergy Corp.	USD	6.38%	05/01/26	390,000	393,900
Nabors Industries, Inc.	USD	5.50%	01/15/23	760,000	681,150
Rowan Cos., Inc.	USD	7.38%	06/15/25	672,000	426,720
SESI LLC:
	USD	7.13%	12/15/21	765,000	543,150
	USD	7.75%	09/15/24	480,000	290,400
					2,335,320

Electric - 3.95%
Calpine Corp.	USD	5.75%	01/15/25	645,000	657,094
Covanta Holding Corp.	USD	5.88%	07/01/25	685,000	716,681
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	566,431	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	705,000	762,281
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	645,000	685,313	(1)
	USD	5.00%	07/31/27	200,000	207,000	(1)
					3,594,800

Environmental Services - 0.99%
GFL Environmental, Inc.	USD	8.50%	05/01/27	415,000	455,462	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	425,000	444,125	(1)
					899,587

Exploration & Production - 6.99%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	74,000
Antero Resources Corp.	USD	5.00%	03/01/25	510,000	443,700
Diamondback Energy, Inc.	USD	4.75%	11/01/24	575,000	594,406
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	735,000	689,062	(1)
Laredo Petroleum, Inc.:
	USD	5.63%	01/15/22	455,000	428,837
	USD	6.25%	03/15/23	70,000	63,700
Murphy Oil Corp.	USD	5.75%	08/15/25	425,000	432,310
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	603,000	563,805
	USD	6.25%	05/01/26	415,000	336,669	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	540,000	475,200
Range Resources Corp.	USD	5.00%	03/15/23	425,000	377,188

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
SM Energy Co.:
	USD	6.13%	11/15/22	340,000	$317,900
	USD	5.63%	06/01/25	135,000	115,425
Southwestern Energy Co.	USD	6.20%	01/23/25	675,000	594,000
Unit Corp.	USD	6.63%	05/15/21	450,000	325,125
Whiting Petroleum Corp.	USD	6.63%	01/15/26	720,000	524,664
					6,355,991

Food and Beverage - 5.25%
B&G Foods, Inc.	USD	5.25%	04/01/25	805,000	819,329
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	704,000	652,960	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	415,000	434,206	(1)
Dean Foods Co.	USD	6.50%	03/15/23	420,000	189,000	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	1,025,000	1,137,750	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	360,000	389,250	(1)
	USD	5.75%	03/15/25	360,000	375,300	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	330,000	346,500	(1)
	USD	5.00%	08/15/26	410,000	428,963	(1)
					4,773,258

Gaming - 3.40%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	280,000	297,850
	USD	6.00%	08/15/26	210,000	222,600
Churchill Downs, Inc.	USD	5.50%	04/01/27	395,000	420,675	(1)
Golden Nugget, Inc.	USD	6.75%	10/15/24	332,000	340,300	(1)
International Game Technology PLC	USD	6.25%	01/15/27	435,000	479,044	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	405,000	431,325	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	395,000	436,554	(1)
Station Casinos LLC	USD	5.00%	10/01/25	455,000	465,283	(1)
					3,093,631

Gas Pipelines - 3.48%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	1,005,000	924,600	(1)
	USD	5.75%	01/15/28	620,000	565,750	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	400,000	410,520
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,165,000	1,266,937	(1)
					3,167,807

Healthcare - 5.99%
Bausch Health Cos., Inc.	USD	7.00%	01/15/28	625,000	656,519	(1)
Encompass Health Corp.	USD	5.75%	11/01/24	477,000	484,751
HCA, Inc.:
	USD	5.38%	09/01/26	610,000	681,675

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare (continued)
HCA, Inc. (continued)
	USD	5.63%	09/01/28	645,000	$735,502
Hologic, Inc.	USD	4.38%	10/15/25	370,000	380,175	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	510,000	539,962	(1)
Kinetic Concepts, Inc. / KCI USA, Inc.	USD	7.88%	02/15/21	355,000	366,197	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	635,000	655,637
	USD	4.88%	01/01/26	360,000	370,386	(1)
	USD	6.25%	02/01/27	550,000	571,313	(1)
					5,442,117

Industrial Other - 1.51%
MasTec, Inc.	USD	4.88%	03/15/23	473,000	482,460
Mueller Water Products, Inc.	USD	5.50%	06/15/26	431,000	454,705	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	455,000	439,075
					1,376,240

Leisure - 0.78%
Cinemark USA, Inc.	USD	4.88%	06/01/23	476,000	486,710
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	205,000	219,094	(1)
					705,804

Media Cable - 9.71%
Altice France SA/France	USD	7.38%	05/01/26	650,000	695,500	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	582,000	624,020
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	445,000	471,696	(1)
	USD	5.38%	06/01/29	540,000	578,475	(1)
	USD	5.50%	05/01/26	505,000	533,406	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	885,000	1,000,050	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,490,000	1,467,650
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	218,511	(1)
Quebecor Media, Inc.	USD	5.75%	01/15/23	431,000	468,855
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	600,000	613,200	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	400,000	418,700	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	250,800	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	444,727	(1)
Virgin Media Secured Finance PLC	USD	5.50%	05/15/29	530,000	555,175	(1)
Ziggo BV	USD	5.50%	01/15/27	465,000	492,877	(1)
					8,833,642

Media Other - 4.38%
AMC Networks, Inc.	USD	4.75%	08/01/25	655,000	671,375
Block Communications, Inc.	USD	6.88%	02/15/25	385,000	406,175	(1)
Diamond Sports Group LLC / Diamond Sports Finance Co.	USD	5.38%	08/15/26	280,000	294,700	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	420,000	444,650	(1)
Netflix, Inc.	USD	4.88%	04/15/28	555,000	582,056
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	599,438	(1)
Sirius XM Radio, Inc.:
	USD	4.63%	07/15/24	235,000	245,869	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Other (continued)
Sirius XM Radio, Inc. (continued)
	USD	5.00%	08/01/27	695,000	$735,831	(1)
					3,980,094

Metals/Mining/Steel - 1.49%
Freeport-McMoRan, Inc.:
	USD	4.55%	11/14/24	419,000	424,158
	USD	5.00%	09/01/27	415,000	415,000
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	495,000	514,800
					1,353,958

Paper/Forest Products - 3.80%
Boise Cascade Co.	USD	5.63%	09/01/24	830,000	865,275	(1)
Cascades, Inc.	USD	5.50%	07/15/22	757,000	766,462	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	565,000	583,362
Mercer International, Inc.	USD	5.50%	01/15/26	733,000	725,817
Norbord, Inc.	USD	6.25%	04/15/23	485,000	515,919	(1)
					3,456,835

Pharmaceuticals - 3.07%
Bausch Health Cos., Inc.	USD	6.13%	04/15/25	975,000	1,006,688	(1)
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	275,000	288,780	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	690,000	739,956	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	535,000	337,050	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	434,000	223,510	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	210,000	196,350	(1)
					2,792,334

Retail Food/Drug - 1.74%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC:
	USD	6.63%	06/15/24	545,000	573,612
	USD	5.75%	03/15/25	190,000	195,700
	USD	5.88%	02/15/28	205,000	216,554	(1)
Ingles Markets, Inc.	USD	5.75%	06/15/23	585,000	598,163
					1,584,029

Retail Non Food/Drug - 0.96%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	90,450	(1)
	USD	7.40%	04/01/37	430,000	118,250
Party City Holdings, Inc.	USD	6.63%	08/01/26	700,000	668,500	(1)
					877,200

Satellite - 1.74%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	650,000	702,000
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	490,000	448,350

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Satellite (continued)
ViaSat, Inc.	USD	5.63%	04/15/27	405,000	$431,325	(1)
					1,581,675

Services Other - 1.87%
Resideo Funding, Inc.	USD	6.13%	11/01/26	615,000	654,975	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	700,000	705,250	(1)
West Corp.	USD	8.50%	10/15/25	435,000	339,300	(1)
					1,699,525

Technology - 3.49%
Entegris, Inc.	USD	4.63%	02/10/26	575,000	595,125	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	590,000	623,187
Qorvo, Inc.	USD	5.50%	07/15/26	525,000	561,761
Seagate HDD Cayman	USD	4.88%	06/01/27	860,000	885,886
SS&C Technologies, Inc.	USD	5.50%	09/30/27	485,000	510,159	(1)
					3,176,118

Textile/Apparel - 1.70%
Hanesbrands, Inc.	USD	4.63%	05/15/24	580,000	609,725	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	473,000	494,285
William Carter	USD	5.63%	03/15/27	415,000	443,523	(1)
					1,547,533

Transportation Non Air/Rail - 0.49%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	235,000	243,578	(1)
	USD	6.75%	08/15/24	190,000	205,200	(1)
					448,778

Wireless - 2.45%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,000,000	1,254,980
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	360,000	387,900
	USD	5.38%	04/15/27	540,000	586,240
					2,229,120

Wirelines - 1.13%
Frontier Communications Corp.:
	USD	10.50%	09/15/22	140,000	73,325
	USD	9.00%	08/15/31	595,000	306,425
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	630,000	644,175	(1)
					1,023,925

TOTAL CORPORATE BONDS					82,193,365
(Cost $81,593,293)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
BANK LOANS - 6.45%(2)
Automotive - 0.75%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	677,864	$676,733

Consumer Products - 0.51%
Revlon Consumer Products Corp. - Initial Term B Loan, Series Initial B	USD	3M US L + 3.50%	09/07/23	579,256	462,923	(3)

Containers/Packaging - 0.57%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	536,966	513,026

Diversified Manufacturing - 0.64%
Blount International, Inc. - New Refinancing Term Loan	USD	3M US L + 3.75%	04/12/23	585,146	584,964

Financial Other - 0.79%
Financial & Risk US Holdings, Inc. (aka Refinitiv) - Initial Dollar Term Loan	USD	1M US L + 3.75%	10/01/25	716,400	720,366

Healthcare - 1.16%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	442,052	343,695
RegionalCare Hospital Partners Holdings, Inc. - Term B Loan (First Lien)	USD	1M US L + 4.50%	11/16/25	716,949	712,647
					1,056,342

Industrial Other - 1.29%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	513,686	514,328
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	04/01/24	672,762	657,520
					1,171,848

Technology - 0.74%
Avaya, Inc. - Initial Term Loan	USD	1M US L + 4.25%	12/15/24	689,012	676,093

TOTAL BANK LOANS					5,862,295
(Cost $5,958,671)

COMMON/PREFERRED STOCKS - 0.00%(4)
Euronav NV	USD			31	252

TOTAL COMMON/PREFERRED STOCKS					252
(Cost $0)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
WARRANTS - 0.00%(4)(5)
Exploration & Production - 0.00%(4)
Amplify Energy Corp.
expires 04/21/2020, strike price $46.000	USD			3,315	$33	(6)

Halcon Resources Corp.
expires 09/09/2020, strike price $14.040	USD			7,843	400

TOTAL WARRANTS					433
(Cost $110)

SHORT TERM INVESTMENTS - 1.85%
Money Market Mutual Funds - 1.85%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	1,684,295	1,684,463

TOTAL SHORT TERM INVESTMENTS					1,684,463
(Cost $1,684,411)

Total Investments - 98.69%					89,740,808
(Cost $89,236,485)
Other Assets in Excess of Liabilities - 1.31%					1,191,702

Net Assets - 100.00%					$90,932,510

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of August 31, 2019 was 2.09%

3M US L - 3 Month LIBOR as of August 31, 2019 was 2.14%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $48,248,029, which represents approximately 53.06% of net assets as of August 31, 2019.
(2)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(3)	All or a portion of this position has not settled as of August 31, 2019. The interest rate shown represents the stated spread over the LIBOR rate. The Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(4)	Amount represents less than 0.005% of net assets.
(5)	Non-income producing security.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 83.60%
Argentina - 0.33%
Republic of Argentina:
	EUR	7.82%	12/31/33	4,253,537	$1,884,694
					1,884,694

Brazil - 9.06%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	56,540,000	13,079,319	(1)
	BRL	10.00%	01/01/21	60,670,000	15,438,859
	BRL	10.00%	01/01/23	26,260,000	6,965,260
	BRL	10.00%	01/01/25	26,190,000	7,138,270
	BRL	10.00%	01/01/27	31,120,000	8,641,777
					51,263,485

Chile - 3.97%
Republic of Chile:
	CLP	4.50%	02/28/21	1,300,000,000	1,869,477
	CLP	4.50%	03/01/26	4,970,000,000	7,710,960
	CLP	4.70%	09/01/30	7,800,000,000	12,861,704	(2)
					22,442,141

Colombia - 5.82%
Bogota Distrio Capital	COP	9.75%	07/26/28	18,392,000,000	5,939,409	(3)
Republic of Colombia	COP	9.85%	06/28/27	2,110,000,000	777,537
Titulos De Tesoreria:
	COP	10.00%	07/24/24	21,013,400,000	7,344,298
	COP	7.50%	08/26/26	34,120,000,000	10,975,606
	COP	6.00%	04/28/28	9,205,300,000	2,694,167
	COP	7.75%	09/18/30	15,842,400,000	5,214,810
					32,945,827

Czech Republic - 3.13%
Czech Republic Government:
	CZK	1.00%	06/26/26	75,100,000	3,192,444
	CZK	0.25%	02/10/27	174,800,000	7,012,252
	CZK	2.75%	07/23/29	16,700,000	821,331
	CZK	0.95%	05/15/30	145,510,000	6,074,569
	CZK	4.20%	12/04/36	9,810,000	609,849
					17,710,445

Egypt - 0.51%
Egypt Treasury Bill	EGP	0.00%	10/15/19	48,500,000	2,878,468	(1)

Indonesia - 11.73%
Republic of Indonesia:
	IDR	7.00%	05/15/22	112,200,000,000	7,976,997
	IDR	11.00%	09/15/25	86,142,000,000	7,218,985
	IDR	8.38%	09/15/26	66,200,000,000	4,952,020
	IDR	7.00%	05/15/27	29,350,000,000	2,030,809
	IDR	9.00%	03/15/29	166,000,000,000	12,884,456
	IDR	8.75%	05/15/31	11,100,000,000	847,074
	IDR	8.25%	06/15/32	194,000,000,000	14,209,799
	IDR	6.63%	05/15/33	93,870,000,000	6,008,739
	IDR	8.38%	03/15/34	81,000,000,000	6,027,177
	IDR	8.25%	05/15/36	2,900,000,000	213,130

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	7.50%	05/15/38	58,400,000,000	$3,993,514
					66,362,700

Malaysia - 2.62%
Malaysia Government:
	MYR	3.96%	09/15/25	3,780,000	931,181
	MYR	3.91%	07/15/26	12,800,000	3,159,291
	MYR	3.73%	06/15/28	10,020,000	2,451,689
	MYR	3.89%	08/15/29	27,950,000	6,958,424
	MYR	4.50%	04/15/30	5,180,000	1,346,886
					14,847,471

Mexico - 8.22%
Mexican Bonos:
	MXN	8.00%	06/11/20	22,325,000	1,120,746
	MXN	8.00%	12/07/23	46,310,000	2,409,153
	MXN	8.00%	09/05/24	81,110,000	4,242,078
	MXN	10.00%	12/05/24	49,360,000	2,804,101
	MXN	5.75%	03/05/26	169,720,000	7,959,097
	MXN	7.50%	06/03/27	211,500,000	10,904,858
	MXN	7.75%	05/29/31	45,295,000	2,381,998
	MXN	7.75%	11/23/34	121,616,000	6,366,568
	MXN	10.00%	11/20/36	47,726,000	2,997,391
	MXN	7.75%	11/13/42	103,120,000	5,320,433
					46,506,423

Peru - 4.30%
Republic of Peru:
	PEN	5.94%	02/12/29	12,430,000	4,153,360	(2)
	PEN	6.95%	08/12/31	5,800,000	2,093,091	(2)
	PEN	6.15%	08/12/32	45,487,000	15,410,089	(2)
	PEN	5.40%	08/12/34	8,530,000	2,672,066	(2)
					24,328,606

Poland - 4.72%
Republic of Poland:
	PLN	2.50%	04/25/24	8,510,000	2,219,610
	PLN	2.75%	04/25/28	29,303,000	7,918,586
	PLN	2.75%	10/25/29	60,750,000	16,550,077
					26,688,273

Romania - 1.07%
Romania Government Bond	RON	5.00%	02/12/29	24,195,000	6,023,532

Russia - 9.39%
Russian Federation:
	RUB	7.60%	04/14/21	390,000,000	5,933,893
	RUB	7.50%	08/18/21	74,700,000	1,136,569
	RUB	7.40%	12/07/22	545,080,000	8,334,306
	RUB	7.75%	09/16/26	972,490,000	15,268,793
	RUB	7.95%	10/07/26	133,670,000	2,119,875
	RUB	7.05%	01/19/28	119,280,000	1,803,245
	RUB	8.50%	09/17/31	1,110,092,000	18,537,172
					53,133,853

South Africa - 10.29%
Republic of South Africa:
	ZAR	7.75%	02/28/23	66,460,000	4,446,479
	ZAR	10.50%	12/21/26	176,250,000	13,047,790
	ZAR	7.00%	02/28/31	303,980,000	17,009,166

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa (continued)
Republic of South Africa: (continued)
	ZAR	8.88%	02/28/35	7,830,000	$485,538
	ZAR	6.25%	03/31/36	371,190,000	17,709,100
	ZAR	6.50%	02/28/41	119,110,000	5,509,376
					58,207,449

Thailand - 4.85%
Thailand Government:
	THB	2.88%	12/17/28	301,850,000	11,093,073
	THB	3.78%	06/25/32	296,770,000	12,277,845
	THB	4.68%	06/29/44	78,759,000	4,087,673
					27,458,591

Turkey - 3.41%
Inter-American Development Bank	TRY	25.00%	09/28/20	5,100,000	948,868
Republic of Turkey:
	TRY	11.00%	03/02/22	5,480,000	847,418
	TRY	10.70%	08/17/22	20,300,000	3,065,992
	TRY	12.20%	01/18/23	26,350,000	4,108,637
	TRY	7.10%	03/08/23	4,100,000	540,075
	TRY	10.40%	03/20/24	16,856,600	2,392,587
	TRY	8.00%	03/12/25	4,480,000	553,608
	TRY	10.60%	02/11/26	2,370,000	325,817
	TRY	11.00%	02/24/27	47,826,000	6,505,124
					19,288,126

Uruguay - 0.18%
Republic of Uruguay	UYU	8.50%	03/15/28	44,200,000	1,029,522	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS					472,999,606
(Cost $503,725,660)

CORPORATE BONDS - 5.33%
Brazil - 0.84%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	17,535,000	4,780,997	(2)

Kazakhstan - 0.20%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	466,250,000	1,138,522	(2)

Mexico - 4.29%
America Movil SAB de CV	MXN	6.45%	12/05/22	306,170,000	14,646,632
Petroleos Mexicanos	MXN	7.47%	11/12/26	237,840,000	9,618,137
					24,264,769

TOTAL CORPORATE BONDS					30,184,288
(Cost $32,889,045)

SHORT TERM INVESTMENTS - 0.95%
Money Market Fund - 0.95%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	5,357,798	5,358,334

TOTAL SHORT TERM INVESTMENTS					5,358,334
(Cost $5,358,333)

Total Investments - 89.88%					508,542,228
(Cost $541,973,038)
Other Assets In Excess of Liabilities - 10.12%					57,229,941

Net Assets - 100.00%					$565,772,169

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:
JIBAR	-	Johannesburg Interbank Average Rate

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $44,139,351, which represents approximately 7.80% of net assets as of August 31, 2019.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2019, the aggregate market value of those securities was $5,939,409, which represents approximately 1.05% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2019	Fund Delivering	U.S. $ Value at August 31, 2019	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	10/02/19	BRL	1,997,439	USD	1,986,671	$10,768
Citigroup Global Markets	09/30/19	CLP	1,230,341	USD	1,229,110	1,231
Citigroup Global Markets	09/06/19	USD	2,786,188	CZK	2,689,975	96,212
Citigroup Global Markets	09/26/19	USD	6,623,415	MXN	6,329,939	293,476
Citigroup Global Markets	10/22/19	USD	4,159,906	PEN	4,145,085	14,821
Citigroup Global Markets	09/06/19	USD	2,962,634	PLN	2,791,576	171,058
Citigroup Global Markets	09/20/19	THB	2,750,412	USD	2,735,557	14,855
Goldman Sachs & Co.	09/06/19	USD	6,123,975	CZK	6,026,519	97,456
Goldman Sachs & Co.	09/26/19	USD	12,195,499	MXN	11,656,826	538,673
Goldman Sachs & Co.	10/22/19	USD	1,545,559	PEN	1,540,705	4,854
Goldman Sachs & Co.	09/06/19	USD	3,063,336	PLN	2,885,149	178,187
Goldman Sachs & Co.	09/13/19	USD	11,426,507	RUB	10,868,139	558,368
Goldman Sachs & Co.	09/20/19	THB	12,328,373	USD	12,257,402	70,970
HSBC	10/09/19	USD	4,452,504	RON	4,375,512	76,992
J.P. Morgan Chase & Co.	09/04/19	USD	1,190,697	BRL	1,086,694	104,003
J.P. Morgan Chase & Co.	10/02/19	BRL	12,341,847	USD	12,275,898	65,949
J.P. Morgan Chase & Co.	09/30/19	CLP	1,040,217	USD	1,038,357	1,860
J.P. Morgan Chase & Co.	09/06/19	USD	1,861,450	CZK	1,853,075	8,375
J.P. Morgan Chase & Co.	09/19/19	USD	3,197,259	IDR	3,162,744	34,515
J.P. Morgan Chase & Co.	09/26/19	USD	2,619,174	MXN	2,502,691	116,482
J.P. Morgan Chase & Co.	09/06/19	USD	1,854,875	PLN	1,747,167	107,708
J.P. Morgan Chase & Co.	10/09/19	USD	1,252,641	RON	1,231,039	21,602
J.P. Morgan Chase & Co.	09/06/19	THB	8,476,917	USD	8,473,808	3,109
J.P. Morgan Chase & Co.	09/20/19	THB	1,868,120	USD	1,857,910	10,210
						$2,601,734

Citigroup Global Markets	09/04/19	BRL	2,001,207	USD	2,182,685	$(181,478)
Citigroup Global Markets	09/04/19	USD	1,991,110	BRL	2,001,207	(10,097)
Citigroup Global Markets	09/06/19	COP	9,217,102	USD	9,245,948	(28,846)
Citigroup Global Markets	09/06/19	CZK	6,922,251	USD	7,259,849	(337,598)
Citigroup Global Markets	09/06/19	PLN	19,929,412	USD	20,052,900	(123,488)
Goldman Sachs & Co.	09/06/19	CZK	6,691,522	USD	7,021,277	(329,755)
Goldman Sachs & Co.	10/28/19	HUF	8,384,364	USD	8,516,000	(131,636)
Goldman Sachs & Co.	09/06/19	PLN	2,885,149	USD	2,943,557	(58,409)
Goldman Sachs & Co.	09/13/19	RUB	1,631,279	USD	1,716,428	(85,148)
Goldman Sachs & Co.	10/18/19	USD	11,318,078	ZAR	11,463,477	(145,399)
HSBC	10/09/19	RON	4,375,512	USD	4,407,062	(31,550)
J.P. Morgan Chase & Co.	09/23/19	ARS	1,270,005	USD	1,341,625	(71,620)
J.P. Morgan Chase & Co.	09/04/19	BRL	13,451,823	USD	14,672,075	(1,220,252)
J.P. Morgan Chase & Co.	09/04/19	USD	12,302,739	BRL	12,365,129	(62,390)
J.P. Morgan Chase & Co.	09/06/19	CZK	6,329,196	USD	6,640,210	(311,014)
J.P. Morgan Chase & Co.	10/28/19	HUF	8,030,237	USD	8,157,554	(127,317)
J.P. Morgan Chase & Co.	09/19/19	USD	8,088,660	IDR	8,301,427	(212,766)
J.P. Morgan Chase & Co.	09/06/19	PLN	16,297,507	USD	16,374,732	(77,225)
J.P. Morgan Chase & Co.	10/09/19	RON	1,231,039	USD	1,239,625	(8,586)
						$(3,554,574)

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/(Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$110,925	$110,925
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	6,430	6,430
							$117,355	$117,355

Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 0.89%
Argentina - 0.14%
Republic of Argentina	USD	5.88%	01/11/28	97,000	$35,987

Qatar - 0.75%
State of Qatar:
	USD	5.10%	04/23/48	99,000	132,304	(1)
	USD	4.82%	03/14/49	48,000	61,920	(1)
					194,224

TOTAL SOVEREIGN DEBT OBLIGATIONS					230,211
(Cost $201,573)

CORPORATE BONDS - 93.61%
Algeria - 1.14%
GTH Finance BV	USD	7.25%	04/26/23	267,000	297,955	(1)

Argentina - 2.38%
Pampa Energia SA	USD	7.50%	01/24/27	48,000	29,280	(1)
Rio Energy SA	USD	6.88%	02/01/25	390,000	173,550	(1)
Telecom Argentina SA	USD	8.00%	07/18/26	296,000	238,280	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	101,000	75,750	(1)
YPF SA	USD	8.50%	07/28/25	153,000	102,510	(1)
					619,370

Brazil - 8.44%
Adecoagro SA	USD	6.00%	09/21/27	119,000	107,998	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	85,000	93,537	(1)(2)(3)
BRF GmbH	USD	4.35%	09/29/26	124,000	121,578	(1)
CSN Resources SA	USD	7.63%	04/17/26	105,000	106,099	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	207,000	203,992	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	76,000	76,836	(1)(2)(3)
JSL Europe SA	USD	7.75%	07/26/24	69,000	71,519	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	231,000	249,769	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	251,000	261,115	(1)
MV24 Capital BV	USD	6.75%	06/01/34	195,000	197,971	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	96,000	98,760	(1)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	174,000	217,848
	USD	5.75%	02/01/29	58,000	62,959
	USD	6.90%	03/19/49	132,000	149,515
Usiminas International Sarl	USD	5.88%	07/18/26	100,000	101,600	(1)
Vale Overseas, Ltd.	USD	6.25%	08/10/26	66,000	76,346
					2,197,442

Chile - 3.16%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	150,000	166,941	(1)
Colbun SA	USD	4.50%	07/10/24	96,000	102,270	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	181,726	191,039	(1)
Empresa Nacional de Telecomunicaciones SA:
	USD	4.88%	10/30/24	75,000	79,301	(1)
	USD	4.75%	08/01/26	11,000	11,658	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	264,000	270,559	(1)
					821,768

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 7.80%
Bank of China, Ltd.	USD	5.00%	11/13/24	200,000	$218,906	(4)
China Resources Gas Group, Ltd.	USD	4.50%	04/05/22	209,000	219,025	(4)
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	400,000	456,188
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	202,125	(2)(3)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	199,094
GCL New Energy Holdings, Ltd.	USD	7.10%	01/30/21	200,000	191,094
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	103,000	97,850	(4)
Industrial & Commercial Bank of China Ltd.	USD	6.00%	Perpetual	151,000	152,368	(2)(3)(4)
Talent Yield Investments, Ltd.	USD	4.50%	04/25/22	92,000	96,140	(4)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	198,125
					2,030,915

Colombia - 5.48%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	239,000	267,979	(1)
Bancolombia SA	USD	4.88%	10/18/27	143,000	147,044	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	149,000	167,299
	USD	7.38%	09/18/43	172,000	231,878
Empresas Publicas de Medellin ESP	USD	4.25%	07/18/29	146,000	153,847	(1)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	332,000	307,930	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	116,000	120,894	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	30,750	(1)
					1,427,621

Ghana - 2.30%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	475,000	469,062	(1)
Tullow Oil PLC:
	USD	6.25%	04/15/22	64,000	64,200	(1)
	USD	6.25%	04/15/22	64,000	64,200	(4)
					597,462

Guatemala - 0.46%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	55,000	57,020	(1)
Energuate Trust	USD	5.88%	05/03/27	63,000	63,669	(1)
					120,689

Hong Kong - 3.18%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	195,000	195,633	(1)(2)(3)
CK Hutchison International 17 II, Ltd.	USD	3.25%	09/29/27	200,000	209,094	(4)
Goodman HK Finance	USD	4.38%	06/19/24	200,000	213,625
Towngas Finance, Ltd.	USD	4.75%	Perpetual	200,000	209,219	(3)
					827,571

India - 4.47%
ABJA Investment Co. Pte, Ltd.:
	USD	5.95%	07/31/24	200,000	209,094
	USD	5.45%	01/24/28	200,000	191,522
Adani Transmission, Ltd.	USD	4.00%	08/03/26	200,000	205,562	(4)
Bharti Airtel International Netherlands BV	USD	5.35%	05/20/24	50,000	53,969	(4)
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	240,000	249,365	(4)
Greenko Dutch BV:
	USD	4.88%	07/24/22	135,000	134,704	(1)
	USD	5.25%	07/24/24	54,000	54,169	(1)
Vedanta Resources Finance II PLC	USD	9.25%	04/23/26	30,000	29,175	(1)
Vedanta Resources, Ltd.:
	USD	6.38%	07/30/22	17,000	16,381	(1)
	USD	6.13%	08/09/24	21,000	19,012	(1)
					1,162,953

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 3.68%
Indo Energy Finance II BV	USD	6.38%	01/24/23	43,890	$43,477	(4)
Listrindo Capital BV	USD	4.95%	09/14/26	277,000	280,376	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	147,447	(1)
Perusahaan Gas Negara Tbk PT	USD	5.13%	05/16/24	192,000	210,120	(4)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	6.50% Cash + 1.00% PIK	12/11/22	196,511	185,447	(5)
	USD	8.00% PIK	12/11/22	22,798	17,005	(5)
Star Energy Geothermal Wayang Windu, Ltd.	USD	6.75%	04/24/33	71,850	74,254	(4)
					958,126

Israel - 1.54%
Altice Financing SA:
	USD	6.63%	02/15/23	89,000	92,004	(1)
	USD	7.50%	05/15/26	122,000	130,082	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	240,000	178,538
					400,624

Jamaica - 0.42%
Digicel Group One, Ltd.	USD	8.25%	12/30/22	21,000	12,062	(1)
Digicel Group Two, Ltd.:
	USD	8.25%	09/30/22	20,000	3,800	(1)
	USD	7.125% Cash + 2.00% PIK	04/01/24	34,145	3,270	(1)(5)
Digicel, Ltd.:
	USD	6.00%	04/15/21	81,000	51,461	(1)
	USD	6.00%	04/15/21	23,000	14,612	(4)
	USD	6.75%	03/01/23	54,000	23,490	(4)
					108,695

Kazakhstan - 0.62%
Nostrum Oil & Gas Finance BV:
	USD	8.00%	07/25/22	166,000	92,856	(1)
	USD	7.00%	02/16/25	122,000	68,015	(1)
					160,871

Macau - 2.05%
Las Vegas Sands Corp.	USD	3.50%	08/18/26	117,000	119,735
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	130,000	129,817	(1)
Sands China, Ltd.	USD	5.13%	08/08/25	209,000	232,382
Studio City Co., Ltd.	USD	7.25%	11/30/21	51,000	52,291	(1)
					534,225

Malaysia - 3.39%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	217,281
Gohl Capital, Ltd.	USD	4.25%	01/24/27	400,000	424,312
Resorts World Las Vegas LLC / RWLV Capital, Inc.	USD	4.63%	04/16/29	34,000	35,891	(1)
TNB Global Ventures Capital Bhd	USD	3.24%	10/19/26	200,000	205,844
					883,328

Mexico - 6.32%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	294,000	298,410	(1)
Banco Mercantil del Norte SA/Grand Cayman	USD	6.75%	Perpetual	147,000	145,677	(1)(3)
BBVA Bancomer SA	USD	6.75%	09/30/22	79,000	85,579	(1)
Cemex SAB de CV:
	USD	6.13%	05/05/25	106,000	110,224	(1)
	USD	7.75%	04/16/26	193,000	208,681	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Cometa Energia SA de CV	USD	6.38%	04/24/35	223,275	$238,695	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	36,000	36,562	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	108,420	118,974	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	221,000	211,159	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	147,000	192,616
					1,646,577

Morocco - 0.65%
OCP SA:
	USD	5.63%	04/25/24	21,000	23,258	(1)
	USD	4.50%	10/22/25	138,000	146,970	(1)
					170,228

Nigeria - 2.37%
Access Bank PLC	USD	10.50%	10/19/21	22,000	24,557	(1)
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	527,000	542,178	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	25,395	(1)
Zenith Bank PLC	USD	7.38%	05/30/22	24,000	25,260	(1)
					617,390

Panama - 1.01%
C&W Senior Financing DAC	USD	7.50%	10/15/26	241,000	262,039	(1)

Peru - 3.68%
Banco BBVA Peru SA	USD	5.00%	08/26/22	124,000	131,905	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	161,000	167,289	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	262,000	273,913	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	222,000	239,968	(1)
	USD	4.13%	08/16/27	140,000	145,972	(1)
					959,047

Philippines - 0.77%
Royal Capital BV	USD	4.88%	Perpetual	200,000	200,773	(2)(3)

Qatar - 2.25%
Ooredoo International Finance, Ltd.:
	USD	3.75%	06/22/26	528,000	563,310	(1)
	USD	3.88%	01/31/28	20,000	21,769	(1)
					585,079

Russia - 4.32%
Evraz PLC	USD	5.25%	04/02/24	394,000	422,762	(1)
Gazprom OAO Via Gaz Capital SA	USD	4.95%	02/06/28	239,000	259,912	(1)
Sberbank of Russia Via SB Capital SA	USD	5.25%	05/23/23	390,000	408,403	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,363	(1)(2)(3)
					1,123,440

Saudi Arabia - 3.24%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	622,000	687,990	(1)
SABIC Capital II BV	USD	4.50%	10/10/28	104,000	117,910	(1)
Saudi Electricity Global Sukuk Co. 2	USD	5.06%	04/08/43	32,000	37,720	(1)
					843,620

South Africa - 1.56%
Eskom Holdings SOC, Ltd.	USD	5.75%	01/26/21	292,000	293,460	(1)
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	112,984	(1)
					406,444

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Korea - 3.33%
Korea Gas Corp.	USD	2.75%	07/20/22	100,000	$101,750	(4)
Korea Hydro & Nuclear Power Co., Ltd.	USD	3.13%	07/25/27	265,000	280,113	(4)
KT Corp.	USD	2.50%	07/18/26	150,000	149,883	(4)
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	316,000	334,960	(4)
					866,706

Thailand - 1.45%
PTT PCL	USD	4.50%	10/25/42	60,000	69,681	(4)
PTTEP Treasury Center Co., Ltd.	USD	4.60%	Perpetual	200,000	204,531	(3)(4)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	85,000	104,070	(4)
					378,282

Turkey - 2.87%
Turk Telekomunikasyon AS:
	USD	4.88%	06/19/24	325,000	309,563	(1)
	USD	6.88%	02/28/25	98,000	99,730	(1)
Turkiye Garanti Bankasi AS	USD	5.88%	03/16/23	212,000	207,296	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	129,242	(1)
					745,831

Ukraine - 2.88%
DTEK Finance PLC	USD	10.75 PIK%	12/31/24	81,000	82,266	(5)
Metinvest BV	USD	7.75%	04/23/23	442,000	457,470	(1)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	210,250	(4)(6)
					749,986

United Arab Emirates - 4.47%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	69,000	77,319	(1)
	USD	4.60%	11/02/47	336,000	418,110	(1)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	385,000	426,929	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	241,689	(2)(3)
					1,164,047

Vietnam - 1.01%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	261,000	263,773	(1)

Zambia - 0.92%
First Quantum Minerals, Ltd.:
	USD	7.25%	04/01/23	64,000	59,760	(1)
	USD	6.50%	03/01/24	67,000	60,488	(1)
	USD	7.50%	04/01/25	65,000	59,597	(1)
	USD	6.88%	03/01/26	67,000	59,934	(1)
					239,779

TOTAL CORPORATE BONDS					24,372,656
(Cost $23,916,254)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 4.08%
Money Market Fund - 4.08%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	1,063,278	$1,063,384

TOTAL SHORT TERM INVESTMENTS					1,063,384
(Cost $1,063,392)

Total Investments - 98.58%					25,666,251
(Cost $25,181,219)
Other Assets In Excess of Liabilities - 1.42%					370,648

Net Assets - 100.00%					$26,036,899

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,758,347, which represents approximately 60.52% of net assets as of August 31, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2019, the aggregate market value of those securities was $3,387,670, which represents approximately 13.01% of net assets.
(5)	Payment-in-kind securities.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2019.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 10.85%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$27,459	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	75,000	75,090	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	49,971	(1)(2)
Drive Auto Receivables Trust, Series 2019-1	USD	3.78%	04/15/25	50,000	51,194
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	90,905	96,943	(3)
Series 2016	USD	12M US L + 1.55%	09/01/46	138,295	141,751	(2)(3)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	19,345	19,372	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	26,394	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	73,850	75,942	(2)(3)
Series 2015	USD	12M US L + 1.63%	07/01/45	73,368	74,259	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	58,461	59,297	(3)
Series 2016-SC01	USD	3.50%	07/25/46	85,973	88,156	(3)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,269	74,994
Series 2007-LDPX	USD	5.46%	01/15/49	3,615	3,608	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	100,997	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	31,354	31,338	(1)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	17,432	17,482	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	287	286	(1)(2)
RSBO Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	10,062	10,040	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	21,250	21,456	(1)
Towd Point Mortgage Trust:
Series 2016-3	USD	2.25%	04/25/56	62,586	62,482	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	27,318	27,400	(1)(2)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	33,275	33,404	(1)
VOLT LXXIV LLC, Series 2018-NP10	USD	4.58%	11/25/48	41,981	42,355	(1)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,211,670
(Cost $1,202,044)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 41.53%
Automotive - 1.60%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	$76,338
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	50,000	52,242
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	25,136	(1)
	USD	3.25%	09/20/22	25,000	25,463	(1)
					179,179

Banking - 11.10%
Bank of America Corp.	USD	3M US L + 1.32%	04/23/40	125,000	143,685	(2)
Bank of Montreal	USD	2.50%	06/28/24	50,000	50,749
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	79,521
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	135,751
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	52,974	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	49,856
Fifth Third Bancorp	USD	3.65%	01/25/24	50,000	53,053
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	100,000	101,637	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	52,479	(2)
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	100,000	100,230	(1)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	53,199
Key Bank NA	USD	3.90%	04/13/29	75,000	82,779
Mizuho Financial Group, Inc.	USD	2.63%	04/12/21	50,000	50,318	(1)
Royal Bank of Scotland Group PLC	USD	6.10%	06/10/23	50,000	54,260
Standard Chartered PLC	USD	3M US L + 1.15%	01/20/23	50,000	51,790	(1)(2)
Synchrony Financial	USD	3.70%	08/04/26	50,000	51,317
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	25,097
UBS Group Funding Switzerland AG	USD	2.65%	02/01/22	50,000	50,564	(1)
					1,239,259

Building Products - 0.49%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	54,269

Chemicals - 1.02%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	53,309
Nutrien, Ltd.	USD	5.00%	04/01/49	50,000	59,781
					113,090

Electric - 2.27%
Electricite de France SA	USD	4.50%	09/21/28	50,000	56,288	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	60,232
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	60,812
NextEra Energy Capital Holdings, Inc., Series H	USD	3.34%	09/01/20	50,000	50,537
NSTAR Electric Co.	USD	3.20%	05/15/27	25,000	26,564
					254,433

Environmental Services - 0.47%
Waste Management, Inc.	USD	2.95%	06/15/24	50,000	52,041

Exploration & Production - 1.20%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	25,000	31,359
Apache Corp.	USD	5.10%	09/01/40	50,000	50,746

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	$52,091
					134,196

Food and Beverage - 1.06%
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	60,000	62,459
Mars, Inc.	USD	3.60%	04/01/34	50,000	56,234	(1)
					118,693

Gas Distributors - 0.49%
Sempra Energy	USD	4.00%	02/01/48	50,000	54,396

Gas Pipelines - 2.90%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	56,566
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	55,636
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	50,094
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	59,117
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	55,266
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	46,309
					322,988

Health Insurance - 0.74%
UnitedHealth Group, Inc.	USD	3.88%	08/15/59	75,000	83,132

Healthcare - 0.99%
CVS Health Corp.:
	USD	4.10%	03/25/25	25,000	26,763
	USD	4.78%	03/25/38	25,000	28,080
HCA, Inc.	USD	5.25%	06/15/49	50,000	56,039
					110,882

Leisure - 0.45%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	50,207

Media Cable - 2.46%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	50,000	61,916
Comcast Corp.	USD	4.70%	10/15/48	50,000	62,650
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	52,768	(1)
Fox Corp.	USD	5.58%	01/25/49	75,000	97,717	(1)
					275,051

Media Other - 0.73%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	28,405
Omnicom Group, Inc. / Omnicom Capital, Inc.	USD	3.60%	04/15/26	50,000	53,140
					81,545

Metals/Mining/Steel - 0.77%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	51,638	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Newmont Goldcorp Corp.	USD	6.25%	10/01/39	25,000	$34,446
					86,084

Non Captive Finance - 1.20%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	78,225
GATX Corp.	USD	4.55%	11/07/28	50,000	56,192
					134,417

Pharmaceuticals - 0.42%
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	50,000	47,000

Real Estate Investment Trust (REITs) - 2.65%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	54,365
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	55,517
Kimco Realty Corp.	USD	3.20%	05/01/21	25,000	25,395
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	53,355
WEA Finance LLC	USD	3.50%	06/15/29	50,000	52,662	(1)
Welltower, Inc.	USD	3.95%	09/01/23	50,000	53,338
					294,632

Refining - 0.48%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	28,023
	USD	3.80%	04/01/28	25,000	26,002
					54,025

Restaurants - 0.53%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	58,847

Retail Food/Drug - 0.23%
Kroger Co.	USD	4.45%	02/01/47	25,000	26,204

Retail Non Food/Drug - 0.95%
AutoZone, Inc.	USD	3.75%	04/18/29	50,000	54,068
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	52,898
					106,966

Services - Other - 1.01%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	55,128
Amazon.com, Inc., Series WI	USD	3.88%	08/22/37	50,000	58,142
					113,270

Technology - 2.11%
Broadcom, Inc.	USD	4.25%	04/15/26	50,000	51,460	(1)
Fiserv, Inc.	USD	3.20%	07/01/26	50,000	52,409
Microsoft Corp.	USD	3.45%	08/08/36	25,000	28,136
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	52,783	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology (continued)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	$51,585
					236,373

Transportation Non Air/Rail - 0.96%
FedEx Corp.	USD	4.40%	01/15/47	50,000	53,637
Ryder System, Inc.	USD	3.88%	12/01/23	50,000	53,189
					106,826

Wireless - 1.24%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	51,778
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	87,005
					138,783

Wirelines - 1.01%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	55,955
Verizon Communications, Inc.	USD	4.02%	12/03/29	50,000	56,522	(1)
					112,477

TOTAL CORPORATE BONDS					4,639,265
(Cost $4,267,060)

U.S. TREASURY BONDS/NOTES - 22.42%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	55,029
	USD	2.50%	02/15/46	225,000	250,018
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	398,305
	USD	2.00%	11/15/21	625,000	632,019
	USD	2.75%	02/15/24	250,000	264,375
	USD	2.13%	05/15/25	325,000	337,346
	USD	2.00%	08/15/25	550,000	567,574

TOTAL U.S. TREASURY BONDS/NOTES					2,504,666
(Cost $2,426,765)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.27%
FNMA TBA:
	USD	3.00%	09/12/19	450,000	458,771	(3)
	USD	3.50%	09/12/19	825,000	848,010	(3)
	USD	4.00%	09/12/19	500,000	519,023	(3)
	USD	4.50%	09/12/19	175,000	184,227	(3)
	USD	2.50%	09/17/19	150,000	152,010	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
FNMA TBA (continued)
	USD	3.00%	09/17/19	100,000	$102,551	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,264,592
(Cost $2,261,160)

SHORT TERM INVESTMENTS - 4.83%

Money Market Mutual Funds - 4.83%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	539,882	539,936

TOTAL SHORT TERM INVESTMENTS					539,936
(Cost $539,922)

Total Investments - 99.90%					11,160,129
(Cost $10,696,951)
Other Assets in Excess of Liabilities - 0.10%					11,180

Net Assets - 100.00%					$11,171,309

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of August 31, 2019 was 2.09%

3M US L - 3 Month LIBOR as of August 31, 2019 was 2.14%

12M US L - 12 Month LIBOR as of August 31, 2019 was 1.97%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,430,073, which represents approximately 12.80% of net assets as of August 31, 2019.

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(3)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 95.30%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	191,949	$1,727,542	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	687,281	6,838,443	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,254,607	10,049,400	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,043,000	11,160,102	(1)
Stone Harbor Local Markets Fund	USD	N/A	195,421	1,666,943	(1)
				31,442,430

TOTAL OPEN-END FUNDS				31,442,430
(Cost $31,668,373)

SHORT TERM INVESTMENTS - 3.21%
Money Market Mutual Funds - 3.21%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	1,058,389	1,058,494

TOTAL SHORT TERM INVESTMENTS				1,058,494
(Cost $1,058,560)

Total Investments - 98.51%				32,500,924
(Cost $32,726,933)
Other Assets In Excess of Liabilities - 1.49%				492,589

Net Assets - 100.00%				$32,993,513

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at August 31, 2019	Fund Delivering	U.S. $ Value at August 31, 2019	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	09/25/19	USD	165,531	CAD	165,295	$236
J.P. Morgan Chase & Co.	09/03/19	USD	398,901	AUD	397,336	1,565
J.P. Morgan Chase & Co.	09/26/19	USD	77,151	GBP	74,054	3,097
J.P. Morgan Chase & Co.	09/26/19	USD	96,224	EUR	92,700	3,524
						$8,422

Citigroup Global Markets	10/02/19	AUD	411,165	USD	412,787	$(1,622)
Citigroup Global Markets	09/09/19	EUR	241,881	USD	245,922	(4,041)
Citigroup Global Markets	09/09/19	MXN	160,527	USD	164,593	(4,066)
Citigroup Global Markets	09/03/19	AUD	235,708	USD	237,689	(1,981)
Goldman Sachs & Co.	09/05/19	EUR	318,747	USD	321,482	(2,735)
Goldman Sachs & Co.	09/05/19	USD	326,709	JPY	334,375	(7,666)
J.P. Morgan Chase & Co.	09/25/19	EUR	330,259	USD	333,321	(3,062)
J.P. Morgan Chase & Co.	10/02/19	GBP	493,424	USD	496,085	(2,661)
J.P. Morgan Chase & Co.	09/23/19	MXN	80,565	USD	81,822	(1,257)
J.P. Morgan Chase & Co.	09/03/19	AUD	161,628	USD	165,594	(3,966)
						$(33,057)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
US 10Yr Note Future	Short	(89)	USD	12/19/19	$(11,722,969)	$1,054
US Ultra Bond Future	Long	2	USD	12/19/19	394,875	2,383
						$3,437

Euro-Bond Future	Short	(6)	EUR	9/06/19	(1,074,600)	$(54,207)
						$(54,207)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
CDX.NA.EM.31(4)	Intercontinental Exchange	1.000%	USD	06/20/2024	2.200%	1,675,000	$86,698	$(62,142)	$24,556
							$86,698	$(62,142)	$24,556

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX.NA.IG.32(5)	Intercontinental Exchange	1.000%	USD	06/20/2024	0.541%	2,400,000	$(50,731)	$37,944	$(12,787)
CDX.NA.HY.32(6)	Intercontinental Exchange	5.000%	USD	06/20/2024	3.373%	2,772,000	(185,879)	172,990	(12,889)
							$(236,610)	$210,934	$(25,676)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Implied credit spreads, represented in absolute terms and utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and Africa North, and Asia.

(5)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.

(6)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments

August 31, 2019 (Unaudited)

				Value
	Currency	Rate	Shares*	(Expressed in USD)
OPEN-END FUNDS - 99.69%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,424,421	$14,172,988	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,671,129	14,254,727	(1)
				28,427,715

TOTAL OPEN-END FUNDS				28,427,715
(Cost $25,701,423)

SHORT TERM INVESTMENTS - 0.25%
Money Market Mutual Funds - 0.25%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	72,892	72,900

TOTAL SHORT TERM INVESTMENTS				72,900
(Cost $72,900)

Total Investments - 99.94%				28,500,615
(Cost $25,774,323)
Other Assets In Excess of Liabilities - 0.06%				16,399

Net Assets - 100.00%				$28,517,014

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments

August 31, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 88.51%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$49,426	(1)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L + 0.90%	04/15/20	42,358	42,431	(1)(2)
Barclays Commercial Mortgage Securities Trust, Series 2018-BXH	USD	1M US L + 1.00%	10/15/20	83,458	83,399	(1)(2)
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2	USD	1M US L + 1.854%	11/15/31	50,390	50,294	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/30	51,807	51,431	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	49,971	(1)(2)
CPS Auto Receivables Trust, Series 2018-B	USD	2.72%	12/16/19	10,849	10,853	(1)
DBGS Mortgage Trust, Series 2018-5BP	USD	1M US L + 0.645%	06/15/20	100,000	99,790	(1)(2)
Deephave Residential Mortgage Trust, Series 2019-2A	USD	3.56%	05/25/23	44,363	44,810	(1)(2)
Drive Auto Receivables Trust, Series 2018-3	USD	4.30%	04/15/22	50,000	51,710
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	27,151	27,189	(1)(2)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L + 0.65%	04/10/31	12,663	12,679	(1)(2)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	25,004	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,954	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	84,283	78,744
Series 2007-LDPX	USD	5.46%	01/15/49	6,507	6,494	(2)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29	USD	2.92%	06/15/20	34,801	34,873
LSTAR Securities Investment, Ltd.:
Series 2019-1	USD	1M US L + 1.70%	03/01/21	55,397	55,397	(1)(2)
Series 2019-3	USD	1M US L + 1.50%	04/01/24	94,994	94,993	(1)(2)
Mill City Mortgage Loan Trust, Series 2016-1	USD	2.50%	07/25/23	12,498	12,530	(1)(2)
MSCG Trust, Series 2018-SELF	USD	1M US L + 0.90%	10/15/20	25,000	25,070	(1)(2)
MTRO Commercial Mortgage Trust, Series 2019-TECH	USD	1M US L + 0.90%	12/15/20	50,000	50,061	(1)(2)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	11,832	11,826	(1)(3)
Pretium Mortgage Credit Partners LLC, Series 2019-NPL2	USD	3.84%	12/25/58	66,902	67,274	(1)(3)
PRPM 2019-3 LLC, Series 2019-3A	USD	3.35%	07/25/24	98,919	99,378	(1)(3)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.96%	01/15/24	95,000	100,854	(1)(2)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	33,119	33,315	(1)(3)
RSBO Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	30,185	30,120	(1)(2)
Santander Drive Auto Receivables Trust, Series 2018-1	USD	4.37%	01/15/22	75,000	76,210	(1)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	15,156	15,136	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	41,633	$41,606	(2)
SMB Private Education Loan Trust, Series 2017-B	USD	1M US L + 0.75%	07/15/26	99,611	99,132	(1)(2)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	99,903	(1)(2)
Towd Point Mortgage Trust:
Series 2016-2	USD	2.75%	12/25/24	13,619	13,718	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	10,431	10,414	(1)(2)
Trifigura Securitization Finance PLC, Series 2017-1A	USD	1M US L + 0.85%	06/15/20	100,000	100,169	(1)(2)
Vericrest Opportunity Loan Trust:
Series 2019-NPL2	USD	3.97%	02/25/49	93,097	93,849	(1)(3)
Series 2019-NPL3	USD	3.97%	03/25/22	73,006	73,767	(1)(3)
Vericrest Opportunity Loan Trust 2019-NPL4, Series 2019-NPL4	USD	3.35%	08/25/49	49,949	50,092	(1)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	37,878	38,005	(1)(3)
VOLT LXIX LLC, Series 2018-NPL5	USD	4.21%	08/25/48	41,362	41,613	(1)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	66,549	66,808	(1)(3)
VOLT LXX LLC, Series 2018-NPL6	USD	4.12%	09/25/48	79,580	80,083	(1)(3)
VOLT LXXIV LLC, Series 2018-NP10	USD	4.58%	11/25/48	83,962	84,710	(1)(3)
World Financial Network Credit Card Master Trust, Series 2018-B	USD	3.81%	09/15/21	50,000	51,551

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,436,636
(Cost $2,422,803)

SHORT TERM INVESTMENTS - 7.14%
Money Market Mutual Funds - 7.14%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.19%	N/A	196,686	196,705

TOTAL SHORT TERM INVESTMENTS					196,705
(Cost $196,707)

Total Investments - 95.65%					2,633,341
(Cost $2,619,510)
Other Assets in Excess of Liabilities - 4.35%					119,643	(4)

Net Assets - 100.00%					$2,752,984

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of August 31, 2019 was 2.09%
3M US L - 3 Month LIBOR as of August 31, 2019 was 2.14%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,156,522, which represents approximately 78.33% of net assets as of August 31, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2019.
(4)	Includes cash which is being held as collateral for Futures Contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/(Depreciation)
US 10Yr Note Future	Short	(2)	USD	12/19/19	$(263,437)	$539
						$539

S&P 500 E-Mini Future	Long	18	USD	12/20/19	2,632,050	$(8,709)
						$(8,709)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments

August 31, 2019 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund's total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2019:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$755,116,785	$–	$755,116,785
Corporate Bonds
Indonesia	–	28,331,224	49	28,331,273
Other	–	301,580,981	–	301,580,981
Credit Linked Notes
Iraq	–	1,943,449	8,427,873	10,371,322
Purchased Options	–	813,099	–	813,099
Short Term Investments	30,776,560	–	–	30,776,560
Total	$30,776,560	$1,087,785,538	$8,427,922	$1,126,990,020

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$4,385,832	$–	$4,385,832
Credit Default Swap Contracts	–	21,540	–	21,540
Liabilities
Forward Foreign Currency Contracts	–	(768,839)	–	(768,839)
Credit Default Swap Contracts	–	(1,491,916)	–	(1,491,916)
Total	–	$2,146,617	$–	$2,146,617

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$82,193,365	$–	$82,193,365
Bank Loans	–	5,862,295	–	5,862,295
Common/Preferred Stocks	252	–	–	252
Warrants	400	–	33	433
Short Term Investments	1,684,463	–	–	1,684,463
Total	$1,685,115	$88,055,660	$33	$89,740,808

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$472,999,606	$–	$472,999,606
Corporate Bonds	–	30,184,288	–	30,184,288
Short Term Investments	5,358,334	–	–	5,358,334
Total	$5,358,334	$503,183,894	$–	$508,542,228

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,601,734	$–	$2,601,734
Interest Rate Swap Contracts	–	117,355	–	117,355
Liabilities
Forward Foreign Currency Contracts	–	(3,554,574)	–	(3,554,574)
Total	$–	$(835,485)	$–	$(835,485)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$230,211	$–	$230,211
Corporate Bonds	–	24,372,656	–	24,372,656
Short Term Investments	1,063,384	–	–	1,063,384
Total	$1,063,384	$24,602,867	$–	$25,666,251

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,211,670	$–	$1,211,670
Corporate Bonds	–	4,639,265	–	4,639,265
U.S. Treasury Bonds/Notes	–	2,504,666	–	2,504,666
U.S. Government Agency Mortgage Backed Securities	–	2,264,592	–	2,264,592
Short Term Investments	539,936	–	–	539,936
Total	$539,936	$10,620,193	$–	$11,160,129

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,442,430	$–	$–	$31,442,430
Short Term Investments	1,058,494	–	–	1,058,494
Total	$32,500,924	$–	$–	$32,500,924

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$8,422	$–	$8,422
Futures Contracts	3,437	–	–	3,437
Credit Default Swap Contracts	–	24,556	–	24,556
Liabilities
Forward Foreign Currency Contracts	–	(33,057)	–	(33,057)
Futures Contracts	(54,207)	–	–	(54,207)
Credit Default Swap Contracts	–	(25,675)	–	(25,675)
Total	$(50,770)	$(25,754)	$–	$(76,524)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,427,715	$–	$–	$28,427,715
Short Term Investments	72,900	–	–	72,900
Total	$28,500,615	$–	$–	$28,500,615

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$2,436,636	$–	$2,436,636
Short Term Investments	196,705	–	–	196,705
Total	$196,705	$2,436,636	$–	$2,633,341

Other Financial Instruments**
Assets
Futures Contracts	$539	$–	$–	$539
Liabilities
Futures Contracts	(8,709)	–	–	(8,709)
Total	$(8,170)	$–	$–	$(8,170)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Stone Harbor Emerging Market Debt Fund

Asset Type	Balance as of May 31, 2019	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2019	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2019
Corporate Bonds	48	-	-	-	2	-	(1)	-	$-	$49	$2
Credit Linked Notes	5,326,679	35,630	-	(9,415)	1,755,846	4,200,946	(2,881,813)	-	$-	$8,427,873	$(1,041,284)
	$5,326,727	$35,630	$-	$(9,415)	$1,755,848	$4,200,946	$(2,881,814)	$-	$-	$8,427,922	$(1,041,282)

Stone Harbor High Yield Bond Fund

Asset Type	Balance as of May 30, 2019	Accrued Discount/premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2019	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2019
Warrants	$33	$-	$-	$-	$-	$-	$-	$-	$-	$33	$-
	$33	$-	$-	$-	$-	$-	$-	$-	$-	$33	$-

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended August 31, 2019, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $21,800,000 at an average interest rate of 3.63%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2020.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended August 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2019 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished..

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2019 in accordance with their investment objectives. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2019. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2019 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended August 31, 2019. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended August 31, 2019 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance as of May 31, 2019	Purchases	Sales	Share Balance as of August 31, 2019	Market Value as of August 31, 2019	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Corporate Debt Fund	189,840	2,109	-	191,949	$1,727,542	$18,984	$34,171	$-
Stone Harbor Emerging Markets Debt Fund	680,469	6,812	-	687,281	6,838,443	68,047	149,431	-
Stone Harbor High Yield Bond Fund	1,237,356	17,251	-	1,254,607	10,049,400	136,109	162,926	-
Stone Harbor Investment Grade Fund	1,037,157	5,843	-	1,043,000	11,160,102	62,229	363,297	-
Stone Harbor Local Markets Fund	378,501	-	(183,080)	195,421	1,666,943	-	107,741	(7,870)
	3,523,323	32,015	(183,080)	3,372,258	$31,442,430	$285,369	$817,566	$(7,870)

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance as of May 31, 2019	Purchases	Sales	Share Balance as of August 31, 2019	Market Value as of August 31, 2019	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Debt Fund	1,443,218	27,135	(45,932)	1,424,421	$14,172,988	$141,707	$309,772	$8,501
Stone Harbor Local Markets Fund	1,709,629	15,005	(53,505)	1,671,129	14,254,727	-	384,857	13,336
	3,152,847	42,139	(99,437)	3,095,550	$28,427,715	$141,707	$694,629	$21,837